PGIM Securitized Credit Fund

PROSPECTUS — November 29, 2024 As Reissued April 17, 2025
INVESTMENT OBJECTIVE
To seek to maximize total return, through a combination of current income and capital appreciation
PGIM SECURITIZED CREDIT FUND
A: SCFOX	C: SCFVX	Z: SCFZX	R6: SCFQX

The Securities and Exchange Commission
(“SEC”) has not approved or disapproved the
Fund's shares, nor has the SEC determined
that this prospectus is complete or accurate.
It is a criminal offense to state otherwise.
Mutual funds are distributed by Prudential
Investment Management Services LLC
(“PIMS”), member SIPC. PGIM Fixed Income
is a unit of PGIM, Inc. (“PGIM”), a registered
investment adviser. PIMS and PGIM are
Prudential Financial companies. © 2024
Prudential Financial, Inc. and its related
entities. The Prudential logo and the Rock
symbol are service marks of Prudential
Financial, Inc. and its related entities,
registered in many jurisdictions worldwide.

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Table of Contents
3	FUND SUMMARY
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
11	MANAGEMENT OF THE FUND
12	BUYING AND SELLING FUND SHARES
12	TAX INFORMATION
12	PAYMENTS TO FINANCIAL INTERMEDIaries
13	MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
13	INVESTMENT STRATEGIES AND INVESTMENTS
20	RISKS OF INVESTING IN THE FUND
29	HOW THE FUND IS MANAGED
29	BOARD OF TRUSTEES
29	MANAGER
29	SUBADVISERS
30	PORTFOLIO MANAGERS
31	DISTRIBUTOR
31	DISCLOSURE OF PORTFOLIO HOLDINGS
32	FUND DISTRIBUTIONS AND TAX ISSUES
32	DISTRIBUTIONS
32	TAX ISSUES
34	IF YOU SELL OR EXCHANGE YOUR SHARES
35	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
35	HOW TO BUY SHARES
46	HOW TO SELL YOUR SHARES
49	HOW TO EXCHANGE YOUR SHARES
52	FINANCIAL HIGHLIGHTS
56	GLOSSARY
57	APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES

FUND SUMMARY
INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek to maximize total return, through a combination of current income and capital appreciation.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may be required to pay commissions to a broker for transactions in Class Z shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $100,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 37 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 57 of the Fund's Prospectus and in Rights of Accumulation on page 63 of the Fund's Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%*	1.00%**	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None***	None
*Investors who purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (“CDSC”) of 1.00%, although they are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.
**Class C shares are sold with a CDSC of 1.00% on sales made within 12 months of purchase.
***Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Z	Class R6
Management fee	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.54%	1.64%	0.23%	33.53%(1)
Total annual Fund operating expenses	1.39%	3.24%	0.83%	34.13%
Fee waiver and/or expense reimbursement	(0.49)%	(1.59)%	(0.18)%	(33.53)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(2)	0.90%	1.65%	0.65%	0.60%
(1) Other expenses have been updated from the most recent annual report to reflect current expenses.
(2) PGIM Investments LLC (“PGIM Investments”) has contractually agreed, through January 31, 2026, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.90% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class C shares, 0.65% of average daily net assets for Class Z shares, and 0.60% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.  In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable.  This waiver may not be terminated prior to January 31, 2026 without the prior approval of the Fund’s Board of Trustees.
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Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
If Shares Are Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$414	$704	$1,016	$1,898
Class C	$268	$849	$1,555	$2,997
Class Z	$66	$247	$443	$1,009
Class R6	$61	$5,263	$7,875	$10,040
If Shares Are Not Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$414	$704	$1,016	$1,898
Class C	$168	$849	$1,555	$2,997
Class Z	$66	$247	$443	$1,009
Class R6	$61	$5,263	$7,875	$10,040
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  Under normal market conditions, the Fund invests at least 80% of its investable assets in securitized credit investments and other similar credit instruments, including derivative instruments that provide exposure to securitized credit investments and other similar credit instruments. Securitized credit investments are also referred to as “structured product securities” or “structured products.” For purposes of the Fund’s 80% policy, securitized credit investments include secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities (“MBS”) (including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and collateralized mortgage obligations (“CMOs”)), asset-backed securities (“ABS”) (including collateralized debt obligations (“CDOs”) such as collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”)), and other similar securities and related instruments.
Agency MBS are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA or “Fannie Mae”), the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund may also invest in other fixed income instruments, which include bonds, debt or credit securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.
The term “investable assets” refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.

PGIM Securitized Credit Fund

The subadviser may also utilize proprietary quantitative tools (i.e., databases, data visualizations, data reporting, stochastic models, portfolio asset allocation and risk models) to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management. These proprietary quantitative tools are not used as a substitute for the discretion of portfolio managers, risk managers or researchers.
Although the Fund may invest in instruments of any duration or maturity, under normal market conditions the dollar-weighted average effective duration of the Fund, including futures positions, is expected to range within -2 to +2 years.
The Fund may invest in investment-grade and non-investment grade debt securities. Investment-grade debt securities are debt securities rated BBB or higher or Baa or higher or the equivalent by a nationally recognized statistical rating organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody's Investors Service, Inc. (“Moody's”). A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company. In addition to investing in rated securities, the Fund may invest in unrated securities that the subadviser determines are of comparable quality to the rated securities that are permissible investments. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.
Debt obligations rated BBB or Baa are considered to have speculative characteristics and are riskier than higher-rated securities. Obligations rated BB by S&P or Ba by Moody's or lower are considered to be speculative with respect to their capacity to pay interest and principal and are commonly referred to as high-yield debt securities or junk bonds. These securities tend to offer higher yields, but also offer greater credit risks than higher-rated securities. Securities rated Caa by Moody's or CCC by S&P are speculative and of poor standing and may either be in default or risk of default on principal or interest payments. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer. If the rating of a debt security is downgraded after the Fund purchases it (or if the debt security is no longer rated), the Fund will not have to sell the security, but the subadviser will take this into consideration in deciding whether the Fund should continue to hold the security.
The Fund may invest in the aggregate up to 35% of its investable assets in non-U.S. fixed income instruments (including emerging markets) and in fixed income instruments that are denominated in non-U.S. dollar currencies (including those of emerging markets). The Fund may invest in foreign debt securities, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities denominated in foreign currencies or U.S. dollars. CLOs and other structured products that are issued in the United States or sponsored by U.S. companies but organized as Cayman or Bermuda companies are not considered non-U.S. fixed income instruments for purposes of this 35% limitation.
The Fund may invest in debt obligations issued or guaranteed by the U.S. Government and U.S. Government-related entities. Some (but not all) of the U.S. Government securities and mortgage-related securities in which the Fund will invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not.
The Fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.
The Fund may invest in derivative instruments, including futures, options, options on futures, foreign currency forward contracts and swaps, to try to enhance return or to reduce (“hedge”) investment risks. The Fund may enter into certain derivative instruments that may provide leverage, such as engaging in futures, forwards, swaps, options and short sales (collectively, “effective leverage”).
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Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return, if any, you receive on your investment, may fluctuate significantly from day-to-day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.
“Covenant-Lite” Risk. Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.
Credit Risk/Counterparty Risk. The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.
Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.
Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Debt Obligations Risk. Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

PGIM Securitized Credit Fund

Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.
Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.
Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Floating Rate and Other Loans Risk. The Fund's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund's access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund's ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser's credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these
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protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

PGIM Securitized Credit Fund

Leverage Risk. Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of investment return. The Fund may be required to pledge its assets or post margin in connection with certain borrowings or derivatives transactions that involve leverage. There is a possibility that posting or pledging a large portion of the assets of the Fund could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations or that the Fund may be required to dispose of some of its investment at unfavorable prices or times.
Liquidity Risk. Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser's judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund's benchmark and other funds with similar investment objectives.
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.
Structured Products Risk. Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured
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securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.
U.S. Government and Agency Securities Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
Performance. The performance shown in the following bar chart and table prior to July 1, 2019 reflect the performance of an investment trust (the “Predecessor Fund”) managed by the Fund’s subadviser since its inception, adjusted to reflect the Fund’s fees and expenses as shown in the Fund Fees and Expenses table for the applicable class of shares. Performance beginning July 1, 2019 reflects the performance of the Fund. The bar chart shows performance (as illustrated by the Fund’s Class Z shares) for each full calendar year of operations of the Predecessor Fund and the combined performance of the Predecessor Fund and the Fund for calendar year 2019. The table shows the average annual returns of each share class and also compares this performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
All of the assets and liabilities of the Predecessor Fund were transferred into the Fund in a reorganization immediately before the Fund commenced operations on July 1, 2019. The Predecessor Fund commenced operations on November 16, 2015. The investment objective and strategies of the Predecessor Fund were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the 1940 Act and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have resulted in different performance.

PGIM Securitized Credit Fund

The Fund’s performance for periods prior to the commencement of operations is that of the Predecessor Fund. The performance of the Predecessor Fund has been adjusted to reflect the Fund’s fees and expenses for the applicable class of shares as shown in the Fund Fees and Expenses table above. If the performance of the Predecessor Fund had not been adjusted in this manner, the performance may have been higher than the performance shown in the bar chart and Average Annual Total Returns table below for each class of shares.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Without the management fee waiver and/or expense reimbursement, if any, the annual total returns would have been lower. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.

Best Quarter:		Worst Quarter:
9.21%	2nd Quarter 2020	-12.98%	1st Quarter 2020

[1] The total return of the Fund's Class Z shares from January 1, 2024 through	September 30, 2024	was	7.26%
Average Annual Total Returns % (including sales charges) (as of 12-31-23)

Return Before Taxes	One Year	Five Years	Since Inception	Inception Date
Class A shares	6.02%	2.64%	3.48%	11-16-2015
Class C shares	7.63%	2.52%	3.11%	11-16-2015
Class R6 shares	9.79%	3.60%	4.20%	11-16-2015
Class Z Shares % (as of 12-31-23)
Return Before Taxes	9.85%	3.58%	4.16%	11-16-2015
Return After Taxes on Distributions	6.88%	1.92%	3.13%	11-16-2015
Return After Taxes on Distributions and Sale of Fund Shares	5.76%	2.02%	2.79%	11-16-2015
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-23)
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.40%*
ICE BofA US 3-Month Treasury Bill Index	5.01%	1.88%	1.54%*
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
* Since Inception returns for the Indexes are measured from the month-end closest to the Predecessor Fund’s inception date, November 16, 2015.
MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income* PGIM Limited	Edwin Wilches, CFA	Managing Director and Co-Head of Securitized Products Team	July 2019
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Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
		Gabriel Rivera	Managing Director and Co-Head of Securitized Products Team	September 2021
		Brian Juliano	Managing Director and Head of U.S. Leveraged Loan Team	July 2019
* PGIM Fixed Income is a business unit of PGIM, Inc.
BUYING AND SELLING FUND SHARES
	Class A*	Class C*	Class Z*	Class R6
Minimum initial investment	$1,000	$1,000	None	None
Minimum subsequent investment	$100	$100	None	None
*Certain share classes are generally closed to investments by new group retirement plans. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to certain requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

PGIM Securitized Credit Fund

MORE ABOUT THE FUND'S PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES, INVESTMENTS AND RISKS
INVESTMENT STRATEGIES AND INVESTMENTS
The Fund's investment objective is to seek to maximize total return, through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its investable assets in securitized credit investments and other similar credit instruments, including derivative instruments that provide exposure to securitized credit investments and other similar credit instruments. Securitized credit investments are also referred to as “structured product securities” or “structured products.” For purposes of the Fund’s 80% policy, securitized credit investments include secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities (“MBS”) (including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and collateralized mortgage obligations (“CMOs”)), asset-backed securities (“ABS”) (including collateralized debt obligations (“CDOs”) such as collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”)), and other similar securities and related instruments.
Agency MBS are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).
The Fund may also invest in other fixed income instruments, which include bonds, debt or credit securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.
The term “investable assets” refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
The Fund’s investment objective is not a fundamental policy. The Board of Trustees (the “Board”) can change investment policies of the Fund that are not fundamental without shareholder approval. The Fund's policy of investing at least 80% of its investable assets in the type of investments suggested by the Fund's name is not a fundamental investment policy and may be changed by the Board on 60 days’ prior written notice to shareholders.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook based on the underlying collateral of the security, the origination and servicing of the collateral and the inherent structure of the security. The rating and outlook are determined based on a thorough review of the financial health and trends of the investment. The subadviser may also consider investment factors such as a review of the financial health and trends of the issuer, expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.
The subadviser may also utilize proprietary quantitative tools (i.e., databases, data visualizations, data reporting, stochastic models, portfolio asset allocation and risk models) to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management. These proprietary quantitative tools are not used as a substitute for the discretion of portfolio managers, risk managers or researchers.
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Although the Fund may invest in instruments of any duration or maturity, under normal market conditions the dollar-weighted average effective duration of the Fund, including futures positions, is expected to range within -2 to +2 years. Effective duration measures the expected sensitivity of market price of a security to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). Generally, the longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Negative duration occurs when the price of a debt security moves in the same direction as changes in interest rates. Although few debt securities have negative duration, it can be achieved through investments in various derivative instruments.
The Fund may invest in investment-grade and non-investment grade debt securities. Investment-grade debt securities are debt securities rated BBB or higher or Baa or higher or the equivalent by a nationally recognized statistical rating organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody's Investors Service, Inc. (“Moody's”). A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company. In addition to investing in rated securities, the Fund may invest in unrated securities that the subadviser determines are of comparable quality to the rated securities that are permissible investments. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.
Debt obligations rated BBB or Baa are considered to have speculative characteristics and are riskier than higher-rated securities. Obligations rated BB by S&P or Ba by Moody's or lower are considered to be speculative with respect to their capacity to pay interest and principal and are commonly referred to as high-yield debt securities or junk bonds. These securities tend to offer higher yields, but also offer greater credit risks than higher-rated securities. Securities rated Caa by Moody's or CCC by S&P are speculative and of poor standing and may either be in default or risk of default on principal or interest payments. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer. If the rating of a debt security is downgraded after the Fund purchases it (or if the debt security is no longer rated), the Fund will not have to sell the security, but the subadviser will take this into consideration in deciding whether the Fund should continue to hold the security.
The Fund may invest in the aggregate up to 35% of its investable assets in non-U.S. fixed income instruments (including emerging markets) and in fixed income instruments that are denominated in non-U.S. dollar currencies (including those of emerging markets). The Fund may invest in foreign debt securities, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities denominated in foreign currencies or U.S. dollars. CLOs and other structured products that are issued in the United States or sponsored by U.S. companies but organized as Cayman or Bermuda companies are not considered non-U.S. fixed income instruments for purposes of this 35% limitation.
The Fund may invest in debt obligations issued or guaranteed by the U.S. Government and U.S. Government-related entities. Some (but not all) of the U.S. Government securities and mortgage-related securities in which the Fund will invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. Debt securities issued by other government entities, like obligations of the FNMA, the SLMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.

PGIM Securitized Credit Fund

The Fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs and mortgage-related securities issued by agencies of the U.S. Government as well as FNMAs and debt securities issued by FHLMC. The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. Private issuer mortgage-backed securities may include loans on commercial or residential properties and may entail significant credit risk.
The Fund may invest in derivative instruments, including futures, options, options on futures, foreign currency forward contracts and swaps, to try to enhance return or to reduce (“hedge”) investment risks. The Fund may enter into certain derivative instruments that may provide leverage, such as engaging in futures, forwards, swaps, options and short sales (collectively, “effective leverage”).
Asset-backed securities in which the Fund invests are issued in the form of debt instruments that may include CDOs, which may include CBOs and CLOs. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund’s investments in the most subordinated tranches of CLOs (i.e., CLO Equity) will be limited to 10% of the Fund’s total assets.
Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the Fund because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.
If the Fund purchases structured product securities that are “subordinated” to other interests in the same pool, the Fund as a holder of those securities may receive payments only after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by an asset pool may limit substantially the securitization trust’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying assets may have a similar effect on subordinated securities. A securitization trust may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
The Fund generally may not invest more than 7.5% of its total assets in unregistered or privately issued structured product securities (excluding structured products offered and sold in the United States in reliance on Rule 144A or Regulation S under the Securities Act of 1933) that, at the time of purchase, (i) are classified as illiquid and (ii) for which there is no current market price (“Other Unregistered Structured Products”). If an identifiable market for the structured product develops after the Fund’s purchase of the security, the structured product will no longer be subject to this 7.5% limitation.
The Fund may invest in floating or fixed rate loans (secured or unsecured) arranged through private negotiations between a corporation or other institution that is the borrower and one or more financial institutions that are the lenders. Loans are often structured and administered by a financial institution that acts as agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. Most floating rate loans are senior in rank (“senior loans”)
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in the event of bankruptcy to most other securities of the issuer, such as common stock or publicly-issued bonds. Floating rate loans may be secured by specific collateral of the issuer so that holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer.
Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (“CMO”) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (“MBS strip”) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.
The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.
A corporation that wishes to raise cash may choose to issue a corporate debt security whereby the corporation pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.
The Fund may invest in foreign debt securities, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities denominated in foreign currencies or U.S. dollars.
The Fund may engage in active trading—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. The Fund will be more heavily involved in active trading during periods of market volatility in order to attempt to preserve gains or limit losses. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.
Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities
The Fund may invest in zero coupon bonds, pay-in-kind (“PIK”) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities. Deferred payment securities pay regular interest after a predetermined date. The Fund records the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances, the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.
Municipal Bonds and Notes
Municipal bonds and notes are issued by state and local governments and their agencies, authorities and other instrumentalities. Municipal bonds and notes may be general obligation or revenue bonds. General obligation bonds or notes are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the

PGIM Securitized Credit Fund

proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Municipal notes also include tax-exempt or municipal commercial paper, which may be issued to meet seasonal working capital needs of a municipality or interim construction financing and may be paid from the general revenues of the municipality or refinanced with long-term debt. Municipal commercial paper may be backed by letters of credit, lines of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Convertible Securities
The Fund may invest in convertible securities, which include convertible preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than non-convertible debt securities.
Money Market Instruments
The Fund may hold cash and/or invest in money market instruments, including commercial paper of a U.S. or non-U.S. company, non-U.S. government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and non-U.S. banks, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These obligations may be U.S. dollar-denominated or denominated in a non-U.S. currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.
Credit-Linked Securities
The Fund may invest in credit-linked securities. Credit-linked securities are securities whose payments are derived from the performance of designated reference obligations, which may be corporate debt securities or a pool of assets such as mortgage loans. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal as contractually agreed at the maturity date. The source of payment for credit-linked securities may be dependent on both the performance of the reference obligations and the viability of the issuer.
Repurchase Agreements
The Fund may enter into repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.
Dollar Rolls
The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.
Derivative Strategies
Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying instruments, indices or currencies. The Fund may use various derivative strategies to try to improve the Fund's returns. The subadviser may also use hedging techniques to try to protect the Fund's assets. A
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derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, indices or currencies. Derivatives may be traded or listed on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Fund may be limited in its use of derivatives by rules adopted by the SEC governing derivatives transactions. Although the Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.
Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates or to enhance returns. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.
Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.
Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.
Options. The Fund may purchase and sell put and call options on debt securities, aggregates of debt securities, financial indices, and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or such currencies in exchange for a premium. The Fund will sell only covered options.
Equity and Equity-Related Securities
From time to time, the Fund may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of an issuer or borrower. These include common stock, preferred securities or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants.
Short Sales
The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. The Fund may make short sales “against the box.” In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost through conversion or exchange of other securities it owns.

PGIM Securitized Credit Fund

When-Issued and Delayed-Delivery Securities
The Fund may purchase securities, including money market obligations, bonds or other obligations, on a when-issued, delayed-delivery or forward commitment basis. When the Fund purchases delayed-delivery securities, the price and interest rate are fixed at the time of purchase. For both when-issued and delayed-delivery securities, delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.
Floating Rate and Other Loans
The Fund may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a company as the borrower and one or more financial institutions as lenders. These types of investments can be in the form of loan participations or assignments.
Loan participations and assignments are nonconvertible corporate debt instruments of varying maturities. With participations, the Fund has the right to receive payments of principal, interest and fees from the lender conditioned upon the lender's receipt of payment from the borrower. In participations, the Fund generally does not have direct rights against the borrower on the loan, which means that if the borrower does not pay back the loan or otherwise comply with the loan agreement, the Fund will not have the right to make it do so. With assignments, the Fund has direct rights against the borrower on the loan, but its rights may be more limited than the original lender's.
Investments in Affiliated and Unaffiliated Funds
The Fund may invest its assets in affiliated or unaffiliated funds, including exchange-traded funds. Such an investment could also allow the Fund to obtain the benefits of a more diversified portfolio available in the funds than might otherwise be available through direct investments in those asset classes, and will subject the Fund to the risks associated with the particular asset class. The investment results of the portions of the Fund’s assets invested in the other funds will be based on the investment results of the other funds. As a shareholder in other funds, the Fund will pay its proportional share of the expenses of the other funds. The Fund can invest its free cash balances in short-term bond funds and/or money market funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes.
To the extent the Fund invests in certain affiliated short-term bond funds and certain affiliated money market funds, such affiliated funds do not pay a management fee to the investment manager, although the investment manager receives reimbursement for its expenses. Thus, shareholders of the Fund are not paying management fees for both the Fund and such affiliated funds.
To the extent the Fund serves as an underlying investment for other registered funds, the Fund may be prohibited from investing in certain registered funds and private funds.
Temporary Defensive Investments
In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of its investable assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities, or in high-quality obligations of U.S. or non-U.S. banks and corporations, and may hold up to 100% of its investable assets in cash or cash equivalents. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions. Investing heavily in these securities is inconsistent with and limits the Fund's ability to achieve its investment objective, but may help to preserve the Fund's assets.
New Securities and Other Investment Techniques
New types of securities and other investment and hedging practices are developed from time to time. The subadviser expects, consistent with the Fund's investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if the subadviser believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition to the strategies and securities
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discussed above, the Fund may use other strategies or invest in other types of securities as described in the Statement of Additional Information (“SAI”). The Fund might not use all of the strategies or invest in all of the types of securities as described in the Prospectus or in the SAI.
The table below summarizes the investment limits applicable to the Fund’s principal investment strategies and certain non-principal investment strategies.
Principal Strategies: Investment Limits
■Securitized credit investments: Under normal market conditions, at least 80% of investable assets
■Non-U.S. fixed income instruments and fixed income instruments denominated in non-U.S. dollar currencies: Up to 35% of investable assets
■Derivatives: Up to 25% of total assets in derivatives, based on market value of the derivatives, for hedging or non-hedging purposes (subject to the Fund's operation under the requirements of Rule 18f-4 under the 1940 Act)

Non-Principal Strategies: Investment Limits
■Illiquid investments: Up to 15% of net assets
■CLO Equity: Up to 10% of total assets
■Short Sales: Up to 25% of net assets (excluding short sales “against the box”)
■Money market instruments: Up to 100% on temporary basis
■Borrowing: Up to 33 1∕3% of total assets
■Other Unregistered Structured Products: Up to 7.5% of total assets

RISKS OF INVESTING IN THE FUND
The order of the below risk factors does not indicate the significance of any particular risk factor.
Active Trading Risk. The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.
Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
“Covenant-Lite” Risk. Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.
Credit-Linked Securities Risk. Credit-linked securities are subject to the risk that the issuer of the credit-linked security may default or go bankrupt, as well as the credit risk of the corporate issuer underlying the credit default swaps. In addition, credit-linked securities are usually issued in privately negotiated transactions, resulting in limited or no liquidity. Credit-linked securities are also subject to market risk, interest rate risk, prepayment risk and extension risk.

PGIM Securitized Credit Fund

Credit Risk/Counterparty Risk. The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.
Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.
Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Currency Transactions Risk. The Fund may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings. The value of investments denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses.
The Fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the subadviser to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. An instrument may be denominated in a currency that is different from the currency where the issuer is domiciled.
Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund's manager, subadviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers or issuers of securities in which the Fund invests.
Debt Obligations Risk. Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial
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leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.
Defensive Investing Risk. The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested, the Fund will not earn income on the cash and it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.
Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.
Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.
Dollar Rolls Risk. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. If the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's right to purchase or repurchase securities under a dollar roll may be restricted. Successful use of dollar rolls depends on the ability to correctly predict interest rates and prepayments, depending on the underlying security. These transactions may involve leverage.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity and Equity-Related Securities Risk. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Exchange-Traded Funds (“ETFs”) Risk. Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be

PGIM Securitized Credit Fund

substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which it invests, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons.
Floating Rate and Other Loans Risk. The Fund's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund's access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund's ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser's credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.
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Forward Commitments Risk. Forward commitments are subject to the risk that the counterparty to the forward commitment may fail to make payment or delivery in a timely manner or at all. Forward commitments are also subject to the risk that the value of the security to be purchased may decline prior to the settlement date.
Futures and Forward Contracts Risk. The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. Certain of these entities may use predetermined, nondiscretionary mathematical formulas in their investment process that may result in large-scale asset flows into and out of the Fund. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Such redemptions may cause the Fund to have to sell securities at inopportune times or prices. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle. To the extent a large shareholder in the Fund is an entity subject to domestic and/or international regulations governing banking, insurance, or other financial institutions, changes in those regulations (e.g., capital requirements) or in the shareholder’s financial status may cause or require the shareholder to redeem its investment in the Fund when it

PGIM Securitized Credit Fund

otherwise would not choose to redeem that investment. It is also possible that a significant redemption could result in an increase in Fund expenses on account of being spread over a smaller asset base, and therefore make it more difficult for the Fund to implement its investment strategy. Large redemptions could also result in tax consequences to shareholders. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Leverage Risk. Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of investment return. The Fund may be required to pledge its assets or post margin in connection with certain borrowings or derivatives transactions that involve leverage. There is a possibility that posting or pledging a large portion of the assets of the Fund could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations or that the Fund may be required to dispose of some of its investment at unfavorable prices or times.
Liquidity Risk. Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser's judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund's benchmark and other funds with similar investment objectives.
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of those instruments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.
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Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund.
Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks, including prepayment risk, extension risk, credit risk and interest rate risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Municipal Bonds Risk. Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes relating to tax or the rights of municipal bond holders, for example in connection with an insolvency, could affect the market for and value of municipal bonds, which may adversely affect the Fund's yield or the value of the Fund's investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. If the Fund invests a substantial amount of its assets in issuers located in a single region, state or city, there is an increased risk that environmental, economic, political and social conditions in those regions will have a significant impact on the Fund's investment performance. For example, municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.
Options Risk. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security, commodity or other asset decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without

PGIM Securitized Credit Fund

being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial or unlimited loss. Investments in options are considered speculative.
Preferred Securities Risk. Preferred securities can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. A redemption by the issuer may negatively impact the return of the security held by the Fund. Preferred security holders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred securities may be less attractive and the price of preferred securities may decline. Preferred securities usually do not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Fund and may cause the preferred securities to lose substantial value. Preferred securities also may have substantially lower trading volumes and less market depth than many other securities, such as common stock or U.S. Government securities.
Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve leverage, which may exaggerate the increase or decrease of the value of the Fund’s assets during the term of the agreement.
Short Sales Risk. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. The Fund may also make short sales “against the box.” When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.
Structured Products Risk. Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.
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Swaps Risk. Swap agreements involve the risk that the party with which the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund's obligation to its counterparty and the return on the referenced asset.
U.S. Government and Agency Securities Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Zero Coupon Bond Risk. Zero coupon bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions.
Please note that, in addition to the risks discussed above, there are many other factors that may impact the Fund's ability to achieve its investment objective and which could result in a loss of all or a part of your investment.
More information about the Fund's investment strategies and risks appears in the SAI.

PGIM Securitized Credit Fund

HOW THE FUND IS MANAGED
BOARD OF TRUSTEES
The Fund is overseen by a Board of Trustees (hereafter referred to as “Trustees” or the “Board”). The Board oversees the actions of the Manager, subadvisers and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.
MANAGER
PGIM Investments LLC (“PGIM Investments”)
655 Broad Street
Newark, NJ 07102-4410
Under a management agreement with the Fund, PGIM Investments manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's subadviser. For the fiscal year ended September 30, 2024, the Fund paid PGIM Investments management fees (net of waivers, as applicable) at the effective rate of 0.60% of the Fund’s average daily net assets.
PGIM Investments and its predecessors have served as a manager or administrator to investment companies since 1987. As of September 30, 2024, PGIM Investments, a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $318.6 billion.
Subject to the supervision of the Board, PGIM Investments is responsible for conducting the initial review of prospective subadvisers for the Fund. In evaluating a prospective subadviser, PGIM Investments considers many factors, including the firm's experience, investment philosophy and historical performance. Subject to the Board’s oversight, PGIM Investments is also responsible for monitoring the performance of the Fund's subadvisers and recommending its termination and replacement when deemed appropriate. PGIM Investments may provide a subadviser with additional investment guidelines consistent with the Fund's investment objective and restrictions.
PGIM Investments and the Fund operate under an exemptive order (the “Order”) from the SEC that generally permits PGIM Investments to enter into or amend agreements with unaffiliated subadvisers and certain subadvisers that are affiliates of PGIM Investments without obtaining shareholder approval. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with a subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of the outstanding shares of the Fund. The Fund will notify shareholders of any new subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order. Any new subadvisory agreement or amendment to the Fund’s management agreement or current subadvisory agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval. PGIM Investments does not currently intend to retain unaffiliated subadvisers.
A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the Fund's Form N-CSR filed with the SEC for the period ending September 30, and made available on the Fund’s website at https://www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets
 .
SUBADVISERS
PGIM, Inc. (“PGIM”) is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984. Its address is 655 Broad Street, Newark, New Jersey 07102. As of December 31, 2024, PGIM managed approximately $1.51 trillion in assets.
Visit our website at www.pgim.com/investments

PGIM Fixed Income is the primary fixed income asset management unit of PGIM, with $837.0 billion in assets under management as of December 31, 2024 and is the unit of PGIM that provides fixed income investment advisory services to the Fund.*
PGIM Fixed Income’s investment strategies include but are not limited to the following: multi-sector, investment grade credit, securitized products, leveraged finance, emerging markets and alternative strategies.
*PGIM Fixed Income's assets under management includes the assets under management of PGIM Limited, an indirect wholly-owned subsidiary of PGIM.
PGIM Limited is an indirect wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2024, PGIM Limited managed approximately $58.3 billion in assets.
PORTFOLIO MANAGERS
Brian Juliano, Edwin Wilches, CFA and Gabriel Rivera are jointly and primarily responsible for the day-to-day management of the Fund.
Brian Juliano is a Managing Director and Head of the U.S. Leveraged Loan Team for PGIM Fixed Income. He is also the Co-Head of PGIM Fixed Income’s U.S. CLO business and is a portfolio manager for the Firm's investments in CLO tranches. Before joining the Bank Loan Team in 2003, Mr. Juliano was a CDO analyst and member of the CDO Business Team for the Firm and a manager in financial analysis in the Finance Group, where he was responsible for the finance function of various investment subsidiaries. Mr. Juliano joined the Firm in 2000. Previously, he was a consultant at Deloitte & Touche, where he worked on investment strategy and tax compliance of high net worth individuals. Mr. Juliano received a BS in Finance and an MBA in Finance and Accounting from New York University.
Edwin Wilches, CFA, is a Managing Director and Co-Head of PGIM Fixed Income’s Securitized Products team. Mr. Wilches is also a portfolio manager for dedicated CLO Tranche portfolios as well other dedicated securitized products funds. Mr. Wilches oversees securitized product security selection across the firm’s multi-sector, investment grade, high yield, LDI, money market and general account strategies. He plays an active leadership role in PGIM’s Racial Equity Initiative via participation in multiple workstreams, and is a member of the Latinx Executive Leadership Team for both PGIM and PGIM Fixed Income. Mr. Wilches is an active member in multiple trade associations across the US and European markets seeking to represent our client’s best interests and to help promote a functioning market structure. Prior to assuming his current responsibilities, Mr. Wilches was responsible for managing and trading the Firm's investments in CLO tranches, supporting the Dryden CLO platform's business development and investor relations efforts, and analyzing off-the-run alternative fixed income opportunities. Earlier, Mr. Wilches was a member of PGIM Fixed Income’s CDO analyst team, Business and Product Development Team and Fixed Income Operations team. Mr. Wilches joined the Firm in 2003. He received a BA in Economics from Rutgers University and an MBA from New York University. He holds the Chartered Financial Analyst (“CFA”) designation.
Gabe Rivera is a Managing Director and Co-Head of PGIM Fixed Income’s Securitized Products Team. Mr. Rivera is a portfolio manager of dedicated securitized products portfolios and is also responsible for overseeing securitized product security selection across all of the firm's strategies. Additionally, Mr. Rivera is an active member of the Latinx Executive Leadership team at PGIM. Prior to joining the Firm in 2016, Mr. Rivera headed the Commercial Mortgage-Backed Securities (“CMBS”) trading desk at Barclays Capital where he oversaw trading in all conduit, single asset single borrower (“SASB”), and synthetics. Mr. Rivera began his career as an analyst within Blackrock's Mortgage Research Group focusing on the development and implementation of non-agency mortgage models and analytics. Later at Blackrock, he transitioned into the portfolio management group where he focused on non-agency RMBS investing. Mr. Rivera earned a BS in Electrical and Computer Engineering from Cornell University and a MS from Columbia University in Operations Research and Industrial Engineering.
Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.

PGIM Securitized Credit Fund

DISTRIBUTOR
Prudential Investment Management Services LLC (“PIMS” or the “Distributor”) distributes each class of the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to certain of the Fund's shares. Under the Plans and the Distribution Agreement, the Distributor pays the expenses of distributing the shares of all share classes of the Fund. The Distributor also provides certain shareholder support services. Under the Plans, certain classes of the Fund pay distribution and other fees to the Distributor as compensation for its services. These fees—known as 12b-1 fees—are set forth in the “Fund Fees and Expenses” tables.
Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Fund's SAI and on the Fund's website at www.pgim.com/investments.
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FUND DISTRIBUTIONS AND TAX ISSUES
DISTRIBUTIONS
The Fund distributes dividends to shareholders out of any net investment income. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund’s income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund, unless your shares are held in a qualified or tax-deferred plan or account.
The Fund also distributes any net realized capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 bonds of ACME Corp. for a total of $1,000 and more than one year later sold the bonds for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have).
For your convenience, the Fund’s distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (“PMFS” or the “Transfer Agent”). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check remains uncashed for more than six months, your check may be invested in additional shares of the Fund at the next net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.
The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.
Expected Distribution Schedule*
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually
* Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.
TAX ISSUES
Investors who buy Fund shares should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. Fund distributions and gain from the sale of Fund shares are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (“IRA”) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.
Fund Distributions
Fund distributions of net capital gains are taxed differently depending on how long the Fund holds the security. If the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15% or 20% for non-corporate U.S. shareholders, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income, subject to a maximum tax rate of 37%. Different rates apply to corporate shareholders.

PGIM Securitized Credit Fund

Dividends from net investment income paid to a non-corporate U.S. shareholder that are reported as qualified dividend income will generally be taxable to such shareholder at the long-term capital gain tax rate. Dividends of net investment income that are not reported as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the dividends received deduction to the extent the Fund’s income is derived from certain dividends received from U.S. corporations. For tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
A U.S. shareholder that is an individual, estate or certain type of trust is subject to a 3.8% Medicare contribution tax on the lesser of (1) the U.S. shareholder’s “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the U.S. shareholder’s modified adjusted gross income for the taxable year over $200,000 (or $250,000 for married couples filing jointly). For this purpose, net investment income includes interest, dividends, annuities, royalties, capital gain and income from a passive activity business or a business of trading in financial instruments or commodities.
Form 1099
For every year the Fund declares a dividend, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.
Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.
Cost Basis Reporting
Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The Transfer Agent is not required to report cost basis information on shares acquired before January 1, 2012. However, in most cases the Transfer Agent will provide this information to you as a service.
Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion of your distributions and sale proceeds, based on the backup withholding rate.
Taxation of Non-U.S. Shareholders
For a discussion regarding the taxation of non-U.S. shareholders, please see the SAI and contact your tax adviser.
If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.
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Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of PGIM Funds that are suitable for retirement plans offered by Prudential.
IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. As mentioned above, the maximum capital gains tax rate is up to 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation.
If you sell shares of the Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.

If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another PGIM Fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.
Automatic Conversion of Class C Shares
The conversion of Class C shares into Class A shares—which happens automatically approximately 8 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

PGIM Securitized Credit Fund

HOW TO BUY, SELL AND EXCHANGE FUND SHARES
HOW TO BUY SHARES
In order to buy Fund shares, simply follow the steps described below.
Opening an Account
Shares may be purchased through an account with the Transfer Agent, or through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. In order to open an account with the Transfer Agent contact PMFS at (800) 225-1852 or write to:
Prudential Mutual Fund Services LLC (“PMFS”)
P.O. Box 534432
Pittsburgh, PA 15253-4432
PMFS will accept purchases of shares by check or wire. We do not accept cash, money orders, non-U.S. checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. Your purchase order must be in good order to be accepted and processed, which means that all necessary processing requirements have been satisfied. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time. For further information, please contact PMFS (for shares purchased through the Transfer Agent) or your financial professional (for shares purchased through a financial intermediary).
With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.
Choosing a Share Class
The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.
Share Class	Eligibility
Class A*	Retail investors
Class C*	Retail investors
Class Z*	Certain group retirement plans, institutional investors and certain other investors
Class R6	Certain group retirement plans, institutional investors and certain other investors
* The Fund’s Class A, Class C and Class Z shares are generally closed to investments by new group retirement plans. Please see “Closure of Certain Share Classes to New Group Retirement Plans” in this section of the Prospectus for more information.
Multiple share classes let you choose a cost structure that meets your needs:
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Class A shares purchased in amounts of less than $500,000 require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class C shares. Investors who purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (“CDSC”) of 1.00%, although they are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.
■
Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a CDSC of 1.00% if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.
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When choosing a share class, you should consider the following factors:
■
The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
■
The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
■
The different sales charges that apply to each share class—Class A's front-end sales charge (and, in certain instances, CDSC) vs. Class C's CDSC.
■
Class C shares purchased in single amounts greater than $500,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
■
If you purchase Class Z shares through a broker acting solely as an agent on behalf of its customers pursuant to an agreement with PIMS, the broker may charge you a commission in an amount determined and separately disclosed to you by the broker.
■
Because Class Z and Class R6 shares have lower operating expenses than Class A or Class C shares, as applicable, you should consider whether you are eligible to purchase such share classes.
See “How to Sell Your Shares” for a description of the impact of CDSCs.
If your shares are held through a financial intermediary, you should discuss with your intermediary which share classes of the Fund are available to you and which share class may best meet your needs. Certain financial intermediaries through which you may purchase shares of the Fund may impose their own investment minimums, fees, policies and procedures for purchasing, exchanging and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult your financial intermediary about share class availability and the intermediary’s policies, procedures and other information. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. See “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries” for additional information. The Fund has advised financial intermediaries of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries.
Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.
	Class A	Class C	Class Z	Class R6
Minimum purchase amount	$1,000	$1,000	None	None
Minimum amount for subsequent purchases	$100	$100	None	None
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent Deferred Sales Charge (“CDSC”) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None
Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts, payroll deduction plan accounts, or when exchanging all shares of an account to an existing account with the same registration. The minimum initial and subsequent investment for AIP accounts is $50 monthly (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts). In addition, the minimum initial and subsequent investment requirements do not apply with respect to Class A and Class C shares when offered at NAV on fee-based programs, mutual fund “wrap” or asset allocation programs, mutual fund “supermarket” programs, and group retirement plans.
° If the value of your Class A, Class C or Class Z shares account with PMFS is less than $10,000, the Fund will deduct a $15 annual account maintenance fee from your account. The $15 annual account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 account maintenance fee will be waived. The $15 account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) accounts which are authorized for electronic delivery of account statements, transaction confirmations, prospectuses and fund shareholder reports, (iii) omnibus accounts or accounts for which a broker or other

PGIM Securitized Credit Fund

financial intermediary is responsible for recordkeeping, (iv) institutional accounts, (v) group retirement plans, (vi) AIP accounts or employee savings plan accounts, (vii) accounts with the same registration associated with multiple share classes within the Fund, provided that the aggregate value of share classes with the same registration within the Fund is $10,000 or more, or (viii) clients with assets of $50,000 or more across the PGIM family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (“CDSC”).”
° Investors who purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase are subject to 1.00% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.
° These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A and Class C shares is 0.25%. The distribution fee for Class A shares is limited to 0.25% (including up to 0.25% as a service fee). Class C shares pay a distribution fee (in addition to the service fee) of 0.75%.
Closure of Certain Share Classes to New Group Retirement Plans
The Fund’s Class A, Class C and Class Z shares, as applicable, are closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans may continue to make exchanges in the Fund. All new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into the available Class R6 shares of the Fund. A short-term investment in a PGIM affiliated money market fund shall not be deemed a new group retirement plan investment for purposes of this policy.
The following new investors may continue to purchase Class A, Class C, and Class Z shares of the Fund, as applicable:
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Eligible group retirement plans that are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
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Plan participants in a group retirement plan that offers Class A, Class C, or Class Z shares of the Fund, as applicable, as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.
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Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan or its financial intermediary or other agent has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.
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New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.
The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.
Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.
Reducing or Waiving Class A's and Class C’s Sales Charges
The following describes the different ways investors can reduce or avoid paying Class A's sales charge.
Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. The table below shows how the sales charge decreases as the amount of your investment increases:
Amount of Purchase	Sales Charge as a % of Offering Price*	Sales Charge as a % of Amount Invested*	Dealer Reallowance***
Less than $100,000	3.25%	3.36%	3.00%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.25%	2.30%	2.25%
$500,000 to $4,999,999**	None	None	1.00%
$5,000,000 to $9,999,999**	None	None	0.50%
$10,000,000 and over**	None	None	0.25%
* Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.
** If you invest $500,000 or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a CDSC of 1.00%, although you will not be subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.
*** The Dealer Reallowance is the amount that is paid by the Fund’s distributor to the financial intermediary responsible for the sale of the Fund’s shares. For more information, please see “How Financial Intermediaries are Compensated for Selling Fund Shares” in this section of the Prospectus.
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To satisfy the purchase amounts above, you can:
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Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine the value of a new purchase of Class A shares of any PGIM Fund with (1) the current value of Class A and Class C, and any other PGIM Fund share class (when used in retail brokerage or advisory programs) you or the eligible group of related investors already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other PGIM Funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
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Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other PGIM Funds within 13 months.
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Purchases made prior to the effective date of the Letter of Intent will be applied toward the satisfaction of the Letter of Intent to determine the level of sales charge that will be paid pursuant to the Letter of Intent, but will not result in any reduction in the amount of any previously paid sales charge.
An “eligible group of related investors” includes any combination of the following:
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All accounts held in your name (alone or with other account holders) and taxpayer identification number (“TIN”);
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Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
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Accounts for your children or your spouse's children, including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
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Accounts in the name and TINs of your parents;
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Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
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With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
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Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.
A “spouse” is defined in this Prospectus as follows:
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The person to whom you are legally married. We also consider your spouse to include the following:
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An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
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A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
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An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.
The value of shares held by you or an eligible group of related investors will be determined as follows:
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for Class A shares and any other share class for which a sales charge is paid, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge); and
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for all other share classes, the value of existing shares is determined by the NAV.
If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's or Class C's sales charges, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's or Class C's sales charges, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's or Class C's sales charges. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

PGIM Securitized Credit Fund

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's or Class C's sales charges, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.
If your shares are held through a financial intermediary, the financial intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's or Class C's sales charges. Your financial intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's or Class C's sales charges.
Purchases of $500,000 or More. If you purchase $500,000 or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.
Mutual Fund Programs. The initial sales charge on Class A shares will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for clients of financial intermediaries in programs that are sponsored by or available through financial intermediaries that offer Class A shares without an initial sales charge, relating to:
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Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
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Mutual fund “supermarket” programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Group Retirement Plans. Class A's and Class C's sales charges will be waived for group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A and Class C shares at net asset value.
Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:
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Certain directors or trustees, officers, current employees (including their spouses, children and parents) and former employees (including their spouses, children and parents) of Prudential and its affiliates, the PGIM Funds, and the subadvisers of the PGIM Funds; former employees must have an existing investment in the Fund;
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Persons who have retired directly from active service with Prudential or one of its subsidiaries;
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Registered representatives and employees of broker-dealers (including their spouses, children and parents) that offer Class A shares; and
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Clients of financial intermediaries, who (i) offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts or other similar types of accounts that may or may not charge transaction fees to customers.
To qualify for a waiver of the Class A or Class C sales charges at the time of purchase (including exchange of share classes within the Fund), you must notify the Transfer Agent, or the Distributor must be notified by the financial intermediary facilitating the purchase, that the transaction qualifies for a waiver of the Class A or Class C sales charges. The waiver will be granted subject to confirmation of your account holdings.
Visit our website at www.pgim.com/investments

Additional Information About Reducing or Waiving Class A's and Class C's Sales Charges. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A and Class C sales charges, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.
You may need to provide your financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A or Class C sales charges.
The Distributor may reallow the Class A sales charge to dealers.
Class C Shares Automatically Convert to Class A Shares
Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately eight years after the original date of purchase. Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes. See the table titled “Annual Fund Operating Expenses” in the section of the Fund’s Prospectus titled “Fund Summary – Fund Fees and Expenses” for the annual fund operating expenses for Class A and Class C shares.
For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion to Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares to Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.
A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.
Qualifying for Class R6 Shares
Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class R6 shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R6 shares.
Institutional Investors. Various institutional investors may purchase Class R6 shares, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors. Institutional investors are responsible for indicating their eligibility to purchase Class R6 shares at the time of purchase.
Other Types of Investors. Class R6 shares may also be purchased by Prudential, certain programs or accounts sponsored by Prudential, and PGIM Funds, including PGIM funds-of-funds.
intermediaries who offer such shares.

PGIM Securitized Credit Fund

Class R6 shares are offered to eligible investors as described in this Prospectus. Neither the Fund nor its affiliates shall make or pay fees associated with or similar to sub-accounting, networking, revenue sharing or certain administrative fees with respect to Class R6 shares.
Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.
Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class Z shares of the Fund, or whose programs are available through financial intermediaries that offer Class Z shares of the Fund, for:
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Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
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Mutual fund “supermarket” programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services; or
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Fee- or commission-based retail brokerage programs of certain financial intermediaries that offer Class Z shares through such programs and that have agreements with PIMS to offer such shares when acting solely on an agency basis for their customers for the purchase or sale of such shares. If you transact in Class Z shares of the Fund through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary for effecting such transaction. Because the Fund is not a party to any commission arrangement between you and your broker, any transactions in Class Z shares will be made by the Fund at net asset value (before imposition of the commission). Any such fee is paid by you, not by the Fund, and the imposition of any such fee or commission by your broker or financial intermediary does not impact the net asset value for such Fund shares. Shares of the Fund are available in other share classes that have different fees and expenses.
Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.
Other Types of Investors. Class Z shares also can be purchased by any of the following:
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Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the PGIM Funds are an available option;
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Current and former Directors/Trustees of mutual funds, closed-end funds and ETFs managed by PGIM Investments or any other affiliate of Prudential;
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Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund;
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Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option);
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PGIM Funds, including PGIM funds-of-funds;
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Qualified state tuition programs (529 plans); and
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Investors working with fee-based consultants for investment selection and allocations.
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How Financial Intermediaries are Compensated for Selling Fund Shares
The PGIM Funds are distributed by Prudential Investment Management Services LLC (the “Distributor”), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the PGIM Funds directly to the public, but instead markets and sells the PGIM Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. Each PGIM Fund is managed by the Manager.
Only persons licensed with the Financial Industry Regulatory Authority, Inc. (“FINRA”), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.
Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1”). These financial intermediaries then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial intermediaries and registered representatives so that the Distributor may retain all or a portion of such fees.
“Revenue Sharing” Payments. In addition to the compensation received by financial intermediaries as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from the Manager's or certain affiliates' own resources, including from the profits derived from management fees or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders, provided that no such additional payments to financial intermediaries are made with respect to the Fund’s Class R6 shares. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial intermediaries in the future.
Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial intermediaries for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial intermediaries' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.
From time to time the Manager or an affiliate of the Fund (and not the Fund itself) may pay certain administrative fees in order to make the Fund available to shareholders. Such fees are not included in, and are paid separate and apart from, any revenue sharing payments.
Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial intermediaries and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.
If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's recordkeeper or an affiliate, which generally is not a registered broker-dealer.

PGIM Securitized Credit Fund

It is likely that financial intermediaries that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial intermediaries.
Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial intermediaries in amounts that generally range from 0.02% up to 0.20% of Fund assets serviced and maintained by the financial intermediaries or from 0.10% to 0.25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services intermediary’s systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial intermediaries to make presentations, and/or train and educate the personnel of the financial intermediaries, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.
Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial intermediary may receive from the Manager and/or certain of its affiliates. You should review your financial intermediary’s disclosure and/or talk to your financial intermediary to obtain more information on how this compensation may have influenced your financial intermediary’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.
Other Payments Received by Financial Intermediaries
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial intermediaries as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial intermediaries pursuant to which the Fund will pay financial intermediaries for certain administrative, sub-accounting and networking services, provided that no such additional payments to financial intermediaries are made with respect to the Fund’s Class R6 shares. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”).
These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial intermediaries at their own expense and out of their own resources.
In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.
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Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund's Anti-Money Laundering Compliance Officer oversees the Fund's anti-money laundering policies.
Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).
Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith by the Manager, as the Board's valuation designee. In this capacity, the Manager has adopted pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, including the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.
If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (“Valuation Committee”) consisting of representatives of the Manager. The subadviser often provides relevant information for the Valuation Committee meeting. Non-U.S. securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.
Investments in open-end non-exchange-traded mutual funds will be valued at their NAV as determined as of the close of the NYSE on the date of valuation, which will reflect the mutual fund’s fair valuation procedures.
Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. The prospectuses of any other mutual funds in which the Fund invests will explain each fund’s procedures and policies with respect to the use of fair value pricing.

PGIM Securitized Credit Fund

Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will accurately reflect the market value of a security or that it will prevent dilution of the Fund's NAV by short-term traders.
What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern Time, or later than 4:00 p.m. Eastern Time, your order to purchase must be received by 4:00 p.m. Eastern Time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern Time, if the particular disruption directly affects only the NYSE. We deem an order received when it is received by the Transfer Agent at its processing center. If you submit your order through a broker or other financial intermediary, it may be deemed received when received by the broker or financial intermediary.
Each business day, the Fund's current NAV per share is made available at www.pgim.com/investments/mutual-funds/prices.
Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:
Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (“PMFS”), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.
Prudential Mutual Fund Services LLC
P.O. Box 534432
Pittsburgh, PA 15253-4432
Automatic Investment Plan (“AIP”). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.
Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.
Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.
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Reports to Shareholders. Every year we will send you an updated summary prospectus. We will also send or make available to you pursuant to Rule 30e-3 under the 1940 Act, an annual report and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household, unless you instruct us or your financial intermediary otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's summary prospectus and shareholder reports, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.
HOW TO SELL YOUR SHARES
You can sell your Fund shares for cash at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.
When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent or your financial intermediary receives your order to sell (less any applicable CDSC).
Shares Held by Financial Intermediaries. If your financial intermediary holds your shares, your financial intermediary must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern Time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.
Shares Held by the Transfer Agent. If the Transfer Agent holds your shares, PMFS must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern Time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. You may contact the Transfer Agent at:
Prudential Mutual Fund Services LLC
P.O. Box 534432
Pittsburgh, PA 15253-4432
Payment for Shares You Have Sold
Shares Held by Financial Intermediaries. Typically, if your order to sell shares is received in good order, payment will be credited to your account within 1 to 3 business days after the order is received, but in any event within seven days. Your broker may charge you a separate or additional fee for sales of shares.
Shares Held by the Transfer Agent. Typically, if your order to sell shares is received in good order, we will send payment on the next business day, but in any event within seven days, regardless of the method of payment (e.g., payment by check, wire or electronic transfer (“ACH”)).
Restrictions on Sales
If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date.
As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

PGIM Securitized Credit Fund

In addition, there are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the SEC, the former may happen only during unusual market conditions or emergencies when the Fund is unable to determine the value of its assets or sell its holdings. For more information, see the SAI.
If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order Medallion signature guaranteed if:
■
You are selling more than $100,000 of shares;
■
You want the redemption proceeds made payable to someone that is not in the Transfer Agent’s records;
■
You want the redemption proceeds sent to an address that is not in the Transfer Agent’s records;
■
You are a business or a trust; or
■
You are redeeming due to the death of the shareholder or on behalf of the shareholder.
The Medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion guarantee programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject sale transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. For more information, see the SAI.
How the Fund Pays for Shares You Have Sold
Under normal market conditions, the Fund expects to pay for shares that you have sold primarily by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. Supplementally, the Fund may also raise cash to pay for sold shares by short-term borrowing in the form of overdrafts permitted by the Fund’s custodian bank and/or by short-term borrowing from a group of banks through an unsecured credit facility, which is intended to provide the Fund with a temporary additional source of liquidity. In certain circumstances the Fund reserves the right to pay for sold shares by giving you securities from the Fund’s portfolio. If you receive securities, you would incur transaction costs in converting the securities to cash, and you may receive less for the securities than the price at which they were valued for redemption purposes.
During stressed market conditions, it may be impractical or impossible to raise sufficient cash to pay for sold shares through the primary methods described above. In these circumstances, the Fund would be more likely to rely more heavily on the credit facility as a source of liquidity, as described above.
Contingent Deferred Sales Charge (“CDSC”)
If you sell Class C shares within 12 months of purchase, you will have to pay a CDSC of 1.00%. In addition, if you purchase $500,000 or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1.00% CDSC for shares redeemed within 12 months of purchase. The CDSC is waived for certain retirement and/or benefit plans. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
■
Amounts representing shares you purchased with reinvested dividends and distributions,
■
Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and 12 months for Class C shares, and
■
Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and 12 months for Class C shares).
Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.
Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
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The CDSC is calculated based on the lesser of the original purchase price or the net asset value at redemption. The rate decreases on the anniversary date of your purchase.
The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class C shares were held in a money market fund.
Waiver of the CDSC—Class A Shares and Class C Shares
The CDSC will be waived if the Class A shares and Class C shares are sold:
■
After a shareholder is deceased or permanently disabled (or, in the case of a trust account, after the death or permanent disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or permanent disability;
■
To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, benefit plan, IRA or Section 403(b) custodial account; and
■
To withdraw excess contributions from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account.
For more information, see the SAI.
Involuntary Redemption of Small Accounts Held by the Transfer Agent
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.
Account Maintenance Fee for Accounts Held by the Transfer Agent
If the value of your Class A, Class C and/or Class Z account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee” in the SAI.
90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. This privilege can only be used once in a 12-month period. For more information, see the SAI.
The terms of this privilege may vary by financial intermediary. For more information, see “Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries.”
Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

PGIM Securitized Credit Fund

HOW TO EXCHANGE YOUR SHARES
You can generally exchange your shares of the Fund for shares of the same class in certain other PGIM Funds—including PGIM Government Money Market Fund—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the PGIM Funds mutual fund family, but you can’t exchange Class A shares for a different share class of another PGIM Fund.
In addition, Class R6 shares may not be exchanged for Class R6 shares of the PGIM Target Date Funds or the PGIM 60/40 Allocation Fund. After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class C shares were held in PGIM Government Money Market Fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class C shares into PGIM Government Money Market Fund, the time you hold the Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.
For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund, or whose programs are available through financial intermediaries that offer shares of the Fund for mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.
Exchanging Shares Held by a Financial Intermediary. If you hold shares through a financial intermediary, you must exchange shares through your financial intermediary.
Exchanging Shares Held by the Transfer Agent. If you hold shares through the Transfer Agent, contact your financial advisor or PMFS at (800) 225-1852 or write to PMFS at:
Prudential Mutual Fund Services LLC
P.O. Box 534432
Pittsburgh, PA 15253-4432
If you participate in any fee-based program where the Fund is an available investment option, you may arrange with the Transfer Agent or your recordkeeper to exchange your Class A shares, if any, for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, you may arrange with the Transfer Agent or your recordkeeper to exchange all of your Class Z shares, including shares purchased while you were in the program, for Class A shares.
Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.
Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as
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a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders of the Fund. Funds that invest in non-U.S. securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-U.S. securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.
The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund's Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.
The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.
Transactions in the PGIM money market funds, exchange-traded funds and PGIM Short-Term Corporate Bond Fund are excluded from this trading policy. In addition, transactions by affiliated PGIM Funds or certain unaffiliated funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.
This trading policy does not apply to systematic purchases and redemptions (e.g., payroll purchases, systematic withdrawals and rebalancing transactions or other similar transactions not initiated by a shareholder or financial professional on the transaction date). Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-established or scheduled for a specific date.
The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor daily trading activity above a certain threshold, which may be changed from time to time, over a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.
If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners.
The Transfer Agent also reviews aggregate omnibus net flows above a certain threshold. In cases where the activity is considered unusual, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates

PGIM Securitized Credit Fund

to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.
Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.
Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $250,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. Eastern Time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.
In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Transfer Agent prior to 4:00 p.m. Eastern Time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.
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FINANCIAL HIGHLIGHTS
Introduction
The financial highlights will help you evaluate the Fund's financial performance for the past five fiscal years or periods (as applicable). Certain information reflects financial results for a single fund class share. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.
These financial highlights were derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified.
Copies of the Fund’s annual report and the Fund’s audited financial statements, including report of independent registered public accounting firm, are available upon request, at no charge, as described on the back cover of this Prospectus.
Class A Shares
	Year Ended September 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.47	$9.34	$9.88	$9.45	$9.97
Income (loss) from investment operations:
Net investment income (loss)	0.61	0.56	0.30	0.26	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.26	0.22	(0.54)	0.40	(0.46)
Total from investment operations	0.87	0.78	(0.24)	0.66	(0.16)
Less Dividends and Distributions:
Dividends from net investment income	(0.62)	(0.65)	(0.30)	(0.23)	(0.36)
Tax return of capital distributions	-	-	-	-	(-)(b)
Total dividends and distributions	(0.62)	(0.65)	(0.30)	(0.23)	(0.36)
Net asset value, end of Year	$9.72	$9.47	$9.34	$9.88	$9.45
Total Return(c):	9.46%	8.61%	(2.46)%	7.10%	(1.57)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,369	$661	$135	$39	$21
Average net assets (000)	$4,228	$1,122	$96	$26	$16
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses before waivers and/or expense reimbursement	1.39%	1.89%	10.95%	26.65%	94.01%
Net investment income (loss)	6.26%	6.03%	3.09%	2.70%	3.15%
Portfolio turnover rate(e)	46%	47%	37%	58%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)
Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund's portfolio turnover rate may be higher.

PGIM Securitized Credit Fund

Class C Shares
	Year Ended September 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.47	$9.34	$9.88	$9.44	$9.97
Income (loss) from investment operations:
Net investment income (loss)	0.54	0.49	0.23	0.19	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.26	0.21	(0.54)	0.41	(0.48)
Total from investment operations	0.80	0.70	(0.31)	0.60	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.55)	(0.57)	(0.23)	(0.16)	(0.29)
Tax return of capital distributions	-	-	-	-	(-)(b)
Total dividends and distributions	(0.55)	(0.57)	(0.23)	(0.16)	(0.29)
Net asset value, end of Year	$9.72	$9.47	$9.34	$9.88	$9.44
Total Return(c):	8.65%	7.79%	(3.21)%	6.41%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,063	$113	$92	$10	$10
Average net assets (000)	$1,197	$83	$60	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses before waivers and/or expense reimbursement	3.24%	10.01%	11.95%	64.82%	148.80%
Net investment income (loss)	5.53%	5.25%	2.38%	1.97%	2.51%
Portfolio turnover rate(e)	46%	47%	37%	58%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)
Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund's portfolio turnover rate may be higher.

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Class Z Shares
	Year Ended September 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.47	$9.34	$9.88	$9.45	$9.97
Income (loss) from investment operations:
Net investment income (loss)	0.64	0.60	0.31	0.29	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.26	0.20	(0.52)	0.40	(0.47)
Total from investment operations	0.90	0.80	(0.21)	0.69	(0.14)
Less Dividends and Distributions:
Dividends from net investment income	(0.65)	(0.67)	(0.33)	(0.26)	(0.37)
Tax return of capital distributions	-	-	-	-	(0.01)
Total dividends and distributions	(0.65)	(0.67)	(0.33)	(0.26)	(0.38)
Net asset value, end of Year	$9.72	$9.47	$9.34	$9.88	$9.45
Total Return(b):	9.77%	8.87%	(2.21)%	7.37%	(1.32)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$600,943	$135,574	$70,190	$32,193	$28,137
Average net assets (000)	$300,906	$88,825	$61,949	$29,735	$27,164
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses before waivers and/or expense reimbursement	0.83%	0.99%	1.07%	1.40%	1.68%
Net investment income (loss)	6.58%	6.37%	3.20%	2.97%	3.50%
Portfolio turnover rate(d)	46%	47%	37%	58%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund's portfolio turnover rate may be higher.

PGIM Securitized Credit Fund

Class R6 Shares
	Year Ended September 30,
	2024	2023	2022	2021	2020
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.47	$9.34	$9.88	$9.45	$9.97
Income (loss) from investment operations:
Net investment income (loss)	0.68	0.64	0.32	0.29	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.22	0.16	(0.53)	0.40	(0.47)
Total from investment operations	0.90	0.80	(0.21)	0.69	(0.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.65)	(0.67)	(0.33)	(0.26)	(0.38)
Tax return of capital distributions	-	-	-	-	(0.01)
Total dividends and distributions	(0.65)	(0.67)	(0.33)	(0.26)	(0.39)
Net asset value, end of Year	$9.72	$9.47	$9.34	$9.88	$9.45
Total Return(b):	9.84%	8.91%	(2.16)%	7.42%	(1.28)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50	$358	$10	$11	$10
Average net assets (000)	$30	$80	$17	$10	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.60%	0.61%(d)	0.60%	0.60%	0.60%
Expenses before waivers and/or expense reimbursement	34.13%	9.41%	35.37%	62.68%	146.78%
Net investment income (loss)	7.17%	6.68%	3.31%	3.02%	3.56%
Portfolio turnover rate(e)	46%	47%	37%	58%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund's contractual waiver for the for the year ended September 30, 2023.
(e)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund's portfolio turnover rate may be higher.

Visit our website at www.pgim.com/investments

GLOSSARY
FUND Indices
Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and U.S. dollar denominated. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses.
ICE BofA US 3-Month Treasury Bill Index. The ICE BofA US 3-Month Treasury Bill Index is an unmanaged index which is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The Index cannot be purchased directly by investors, and reflects no deductions for sales charges, fees, expenses, or taxes.
ICE BOFA IS LICENSING THE BOFA INDEX “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDEX OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH ITS USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

PGIM Securitized Credit Fund

APPENDIX A: WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers (i.e., back-end), which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through the applicable intermediary to receive these waivers or discounts.
Merrill Lynch
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
■
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares purchased through a Merrill investment advisory program.
■
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
■
Shares purchased through the Merrill Edge Self-Directed platform.
■
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
■
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
■
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement).
■
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees).
■
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
■
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3)).
■
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
■
Shares sold due to return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
■
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
■
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.
■
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.
■
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
■
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
■
Shares purchased through a Morgan Stanley self-directed brokerage account.
■
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
■
Transaction size breakpoints, as described in this prospectus or the SAI.
■
Rights of accumulation (ROA), as described in this prospectus or the SAI.
■
Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
■
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
■
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■
shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
■
redemptions due to death or disability of the shareholder
■
shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
■
redemptions made in connection with a return of excess contributions from an IRA account
■
shares purchased through a Right of Reinstatement (as defined above)
■
redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Raymond James & Associates, Inc., Raymond James Financial Services and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
■
Shares purchased in an investment advisory program.
■
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
■
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A and C shares available at Raymond James
■
Death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
■
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■
Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent
■
Breakpoints as described in this Prospectus.
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
■
Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of PGIM Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
■
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
■
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of PGIM Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
■
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
■
Shares purchased in an Edward Jones fee-based program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
■
The redemption and repurchase occur in the same account.
■
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
■
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
■
Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■
The death or disability of the shareholder.
■
Systematic withdrawals with up to 10% per year of the account value.
■
Return of excess contributions from an Individual Retirement Account (IRA).
■
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■
Shares exchanged in an Edward Jones fee-based program.

■
Shares acquired through NAV reinstatement.
■
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■
Initial purchase minimum: $250
■
Subsequent purchase minimum: none
Minimum Balances
■
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■
A fee-based account held on an Edward Jones platform
■
A 529 account held on an Edward Jones platform
■
An account with an active systematic investment plan or LOI
Exchanging Share Classes
■
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing Fund shares through a Janney account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
Sales charge waivers on Class A and C shares available at Janney
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
■
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■
Shares acquired through a right of reinstatement.
Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation
■
Breakpoints as described in the Fund’s Prospectus.
■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) waivers (i.e., back-end)) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Class A share available at OPCO
■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
■
Shares purchased by or through a 529 Plan.
■
Shares purchased through an OPCO affiliated investment advisory program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the PGIM fund family).
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.
■
Employees and registered representatives of OPCO or its affiliates and their family members.

■
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus.
Contingent Deferred Sales Charge (“CDSC”) Waivers available at OPCO
■
The death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
■
Return of excess contributions from an Individual Retirement Account (“IRA”).
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
■
Shares acquired through a Right of Reinstatement.
Front-end load discounts available at OPCO: breakpoints and/or rights of accumulation
■
Breakpoints as described in this Prospectus.
■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at OPCO. Eligible Fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
RW Baird (“Baird”)
Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares available at Baird
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
■
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
■
Shares purchased from the proceeds of redemptions from another PGIM Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
■
A shareholder in the Fund's Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
Contingent Deferred Sales Charge (“CDSC”) waivers on Class A and C shares available at Baird
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
■
Shares acquired through a Right of Reinstatement.
Front-end Sales Charge Discounts available at Baird: Breakpoints and/or Rights of Accumulation
■
Breakpoints as described in this Prospectus.

■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of PGIM Fund assets held by accounts within the purchaser’s household at Baird. Eligible PGIM Fund assets not held at Baird may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases of PGIM Funds through Baird, over a 13-month period of time.
STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)
Shareholders purchasing Fund shares through a Stifel platform or account, or who own shares for which Stifel or an affiliate is the broker-dealer of record, are eligible for the following front-end sales charge waivers with respect to Class A shares, which may differ from and be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI. All other waivers in the Fund’s Prospectus or SAI apply as described.
Front-End Sales Charge Waivers on Class A Shares
■
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund (at net asset value per share) pursuant to policies and procedures of Stifel.
J.P. MORGAN SECURITIES LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
■
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
■
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
■
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
■
Shares purchased through rights of reinstatement.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
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Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
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A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
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Shares sold upon the death or disability of the shareholder.
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Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
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Shares purchased in connection with a return of excess contributions from an IRA account.
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Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
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Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
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Breakpoints as described in the prospectus.

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Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
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Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
■MAIL Prudential Mutual Fund Services LLC P.O. Box 534432 Pittsburgh, PA 15253-4432 ■WEBSITE www.pgim.com/investments	■TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)

■E-DELIVERY
To receive your mutual fund documents on-line, go to pgim.com/investments/resource/edelivery and enroll.
Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

The Annual and Semi-Annual Reports, Form N-CSR, and the SAI contain additional information about the Fund. In
Form N-CSR, you will find the Fund's annual and semi-annual financial statements. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund such as Fund financial statements and may make other shareholder inquiries through the telephone number, address and website listed above.

■STATEMENT OF ADDITIONAL INFORMATION (incorporated by reference into this Prospectus) ■SEMI-ANNUAL REPORT	■ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

You can also obtain copies of Fund documents, including the SAI, from the SEC as follows (the SEC charges a fee to copy documents):
■ELECTRONIC REQUEST publicinfo@sec.gov	■VIA THE INTERNET on the EDGAR Database at www.sec.gov

PGIM Securitized Credit Fund
Share Class	A	C	Z	R6
NASDAQ	SCFOX	SCFVX	SCFZX	SCFQX
CUSIP	74441F801	74441F884	74441F876	74441F868
MF241STAT The Fund's Investment Company Act File No. 811-06677